THE HAVEN FUND
                                   SUPPLEMENT
                                     to the
                                   Prospectus
                             dated February 7, 1997

Investors in The Haven Fund (the "Fund") may be charged a fee if they effect transactions in shares of the Fund through a broker, agent or other financial institution. Any such charges are not reflected in the Shareholder and Fund Expenses table on page two of the Prospectus. Investors should read the materials provided by their broker, agent or other financial institution (including information relating to fees) in addition to the Fund's Prospectus.

The date of this Supplement is July 21, 1997.




                                 THE HAVEN FUND
                                   SUPPLEMENT
                                     to the
                      Statement of Additional Information
                             dated February 7, 1997

As noted on page 25 of the Statement of Additional Information, the Trustees of The Haven Capital Management Trust have reserved the right to redeem shares of The Haven Fund (the "Fund") with in-kind payments (rather than cash payments) when a shareholder elects to redeem shares in-kind and when, in the Trustees' judgment and in light of their fiduciary duties to all shareholders, the overall interests of the Fund's shareholders would not be harmed. Notwithstanding the foregoing, the Fund will nevertheless pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during the ninety-day period to the lesser of (i) $250,000 and (ii) one percent of the net asset value of the Fund at the beginning of such period.

The date of this Supplement is July 21, 1997.